UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 10, 2026
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TILLY’S, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35535	45-2164791
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
10 Whatney
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
(949) 609-5599
(Registrant’s Telephone Number, Including Area Code)
  ______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	TLYS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As noted in Item 5.07 below, at the 2026 annual meeting of stockholders held on June 10, 2026 (the "Annual Meeting") of Tilly's, Inc. (the "Company"), the Company's stockholders approved the Tilly's, Inc. Fourth Amendment and Restated 2012 Equity and Incentive Award Plan (the "Plan"). The Company's board of directors adopted the Plan on April 1, 2026. A full description of the terms and conditions of the Plan appears in the Company's Definitive Proxy Statement on Schedule 14A (including the exhibit thereto) filed with the Securities and Exchange Commission on April 20, 2026. The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders
At the Annual Meeting, the Company's stockholders voted on four proposals, as described below. As of the close of business on April 17, 2026, the record date for eligibility to vote at the Annual Meeting, there were 23,182,312 shares of Class A common stock and 7,306,108 shares of Class B common stock of the Company outstanding and entitled to vote at the Annual Meeting. Each share of Class A common stock was entitled to one (1) vote per share, and each share of Class B common stock was entitled to ten (10) votes per share. Accordingly, as of the record date, the total voting power of all of the shares of the Company's common stock entitled to vote at the Annual Meeting was 96,243,392 votes. Each of the proposals was described in detail in the Proxy Statement for the Annual Meeting. The vote totals noted below are final voting results from the Annual Meeting.

Proposal 1
The Company's stockholders elected the following seven directors for a term of office expiring at the Company's 2027 annual meeting of its stockholders and until their successors are duly elected and qualified. There were no abstentions for Proposal 1.

Name	Votes For	Votes Withheld	Broker Non-Votes
Hezy Shaked	77,174,969	2,785,402	6,704,750
Teresa Aragones	77,324,642	2,635,729	6,704,750
Doug Collier	77,174,776	2,785,595	6,704,750
Seth Johnson	77,174,703	2,785,668	6,704,750
Janet Kerr	77,128,473	2,831,898	6,704,750
Michael Relich	77,174,880	2,785,491	6,704,750
Nathan Smith	77,326,500	2,633,871	6,704,750

Proposal 2
The Company's stockholders approved the Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
79,220,610	739,201	560	6,704,750

Proposal 3
The Company's stockholders ratified the appointment of BDO USA, P.C. as the Company's independent registered public accounting firm for the fiscal year ending January 30, 2027.

Votes For	Votes Against	Abstentions	Broker Non-Votes
86,460,798	196,042	8,281	—

Proposal 4
The Company's stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers for the fiscal year ended January 31, 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes
78,298,527	1,263,128	398,716	6,704,750

Item 9.01	Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Description
10.1	Tilly's, Inc. Fourth Amendment and Restated 2012 Equity and Incentive Award Plan
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILLY’S, INC.

Date: June 10, 2026	By:	/s/ Michael L. Henry
	Name:	Michael L. Henry
	Title:	Executive Vice President, Chief Financial Officer